THE BANK OF CALIFORNIA

AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT ACCOUNTS AND EQUIPMENT

THIS SEVENTH AMENDMENT ("Amendment") is made effective as of the 3rd day of July, 1995, by and between Auto-Graphics, Inc., a California corporation ("Borrower") and THE BANK OF CALIFORNIA, N. A., a national banking association ("Bank").

RECITALS

A. Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Second Amended and Restated Revolving Credit Agreement Accounts and Equipment dated August 28, 1992 as amended January 5, 1993,
June 9, 1993, June 13, 1994, June 30, 1994, January Z7, 1995 and June 9, 1995
(the "Agreement");

B. Borrower and Bank have agreed to amend the Agreement to reflect certain changes in the terms and conditions set forth therein.

NOW, THEREFORE, the parties hereto agree as follows:

1. The following new Section 8.1(e) is hereby added to the Agreement immediately after the end of Section 8.1(d):

"(e) The indebtedness of the Borrower under a three year $165,000.00 note payable to Cary Marshall."

2. Section 8.3 of the Agreement is hereby amended by deleting "150,000.00" and by substituting "$310,000.00 for calendar year 1995 and thereafter $150,000.00" therefor.

GENERAL AMENDMENT PROVISIONS

A. Except as specifically provided herein, all terms and conditions of the Agreement remain in full force and effect, without waiver or modification. All terms defined in the Agreement shall have the same meaning when used in this Amendment, and this Amendment and the Agreement shall be read together as one document. Where any provisions of the Agreement amended by the Amendment appear in a promissory note tied to the Agreement, the same provisions in said promissory note shall be deemed likewise amended.

B. Borrower hereby confirms all representations and warranties contained in the Agreement and reaffirms all covenants set forth therein. Further, Borrower certifies that, as of the date of the Amendment, there exists no Event of Default as defined in the Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute an Event of Default.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to become effective as of the date and year first written above.

THE BANK OF CALIFORNIA, N. A.

By: ss/ John Allred
	John Allred
Title:  Vice-President

Auto-Graphics, Inc., a California corporation

By: ss/ Robert S. Cope
	Robert S. Cope
Title:  President